EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS OPPORTUNITIES TRUST
File Number: 811-7455
Registrant CIK Number: 0001005020
March 31, 2013

Sub-Item 77Q3

Series     20
72DD1/72DD2
Class A $3,205, Class B $, Class C $237, Class I
$6,023, Class T $
73A1/73A2
Class A $0.1860, Class B $, Class C $0.1000, Class
I $0.2150, Class T $
74U1/74U2
Class A 22,650, Class B , Class C 3,056, Class I
32,022, Class T

74V1/74V2
Class A $27.68, Class B $, Class C $27.50, Class I
$27.70, Class T $

Series     19
72DD1/72DD2
Class A $61,959, Class B $53, Class C $22,192,
Class I $37,648, Class T $11,086
73A1/73A2
Class A $0.0948, Class B $0.0823, Class C $0.0883,
Class I $0.1011, Class T $0.0757
74U1/74U2
Class A 708,294, Class B 577, Class C 305,380,
Class I 451,762, Class T
152,726
74V1/74V2
Class A $4.96, Class B $4.93, Class C $5.01, Class
I $4.96, Class T $5.00

Series     8
72DD1/72DD2
Class A $3,899, Class B $7, Class C $102, Class I
$2,782, Class T $
73A1/73A2
Class A $0.1710, Class B $0.0450, Class C $0.0560,
Class I $0.2100, Class T $
74U1/74U2
Class A 23,087, Class B 146, Class C 1,861, Class
I 13,836, Class T

74V1/74V2
Class A $36.64, Class B $36.14, Class C $36.57,
Class I $36.62, Class T $

Series     30
72DD1/72DD2
Class A $340, Class B $, Class C $198, Class I
$901, Class T $
73A1/73A2
Class A $0.0487, Class B $, Class C $0.0140, Class
I $0.0604, Class T $
74U1/74U2
Class A 7,863, Class B , Class C 15,685, Class I
17,087, Class T

74V1/74V2
Class A $11.12, Class B $, Class C $11.05, Class I
$11.15, Class T $



Series     11
72DD1/72DD2
Class A $1,626, Class B $, Class C $727, Class I
$1,172, Class T $
73A1/73A2
Class A $0.1010, Class B $, Class C $0.0560, Class
I $0.1160, Class T $
74U1/74U2
Class A 16,329, Class B , Class C 13,911, Class I
10,398, Class T

74V1/74V2
Class A $12.98, Class B $, Class C $12.85, Class I
$12.98, Class T $

Series     7
72DD1/72DD2
Class A $801, Class B $, Class C $117, Class I
$989, Class T $
73A1/73A2
Class A $0.0460, Class B $, Class C $0.0230, Class
I $0.0550, Class T $
74U1/74U2
Class A 25,175, Class B 12, Class C 8,152, Class I
26,557, Class T

74V1/74V2
Class A $10.93, Class B $10.21, Class C $10.16,
Class I $11.03, Class T $

Series     31
72DD1/72DD2
Class A $217, Class B $, Class C $41, Class I
$126, Class T $
73A1/73A2
Class A $0.0550, Class B $, Class C $0.0180, Class
I $0.0640, Class T $
74U1/74U2
Class A 3,798, Class B , Class C 2,661, Class I
2,426, Class T

74V1/74V2
Class A $11.26, Class B $, Class C $11.19, Class I
$11.28, Class T $

Series     29
72DD1/72DD2
Class A $6,919, Class B $, Class C $1,256, Class I
$9,332, Class T $
73A1/73A2
Class A $0.0690, Class B $, Class C $0.0210, Class
I $0.0850, Class T $
74U1/74U2
Class A 103,286, Class B , Class C 64,835, Class I
124,030, Class T

74V1/74V2
Class A $14.63, Class B $, Class C $14.52, Class I
$14.65, Class T $



Series     9
72DD1/72DD2
Class A $1,146, Class B $, Class C $471, Class I
$811, Class T $
73A1/73A2
Class A $0.2100, Class B $, Class C $0.0950, Class
I $0.2490, Class T $
74U1/74U2
Class A 5,405, Class B , Class C 4,735, Class I
7,939, Class T

74V1/74V2
Class A $11.31, Class B $, Class C $11.21, Class I
$11.31, Class T $

Series     3
72DD1/72DD2
Class A $1,110, Class B $8, Class C $118, Class I
$524, Class T $
73A1/73A2
Class A $0.1929, Class B $0.1470, Class C $0.1470,
Class I $0.2060, Class T $
74U1/74U2
Class A 5,594, Class B 51, Class C 782, Class I
2,539, Class T

74V1/74V2
Class A $11.68, Class B $11.41, Class C $11.45,
Class I $11.84, Class T $
Series 36
72DD1/72DD2
Class A $3, Class B $, Class C $5, Class I $18,
Class T $
73A1/73A2
Class A $0.1440, Class B $, Class C $0.1240, Class
I $0.1550, Class T $
74U1/74U2
Class A 88, Class B , Class C 139, Class I 152,
Class T

74V1/74V2
Class A $10.75, Class B $, Class C $10.73, Class I
$10.76, Class T $

Series     16
72DD1/72DD2
Class A $2,981, Class B $7, Class C $78, Class I
$6, Class T $
73A1/73A2
Class A $0.1230, Class B $0.1040, Class C $0.1040,
Class I $0.1290, Class T $
74U1/74U2
Class A 24,529, Class B 46, Class C 746, Class I
117, Class T

74V1/74V2
Class A $4.42, Class B $4.32, Class C $4.36, Class
I $4.42, Class T $



Series     18
72DD1/72DD2
Class A $5,158, Class B $196, Class C $2,368,
Class I $2,226, Class T $
73A1/73A2
Class A $0.2753, Class B $0.2328, Class C $0.2322,
Class I $0.2895, Class T $
74U1/74U2
Class A 19,953, Class B 795, Class C 10,787, Class
I 8,836, Class T

74V1/74V2
Class A $11.22, Class B $11.19, Class C $11.31,
Class I $11.22, Class T $

Series     24
72DD1/72DD2
Class A $6,843, Class B $, Class C $2,269, Class I
$3,184, Class T $
73A1/73A2
Class A $0.2540, Class B $, Class C $0.2170, Class
I $0.2660, Class T $
74U1/74U2
Class A 30,569, Class B , Class C 12,933, Class I
19,628, Class T

74V1/74V2
Class A $9.91, Class B $, Class C $9.92, Class I
$9.90, Class T $
Series 37
72DD1/72DD2
Class A $1, Class B $, Class C $1, Class I $8,
Class T $
73A1/73A2
Class A $0.0900, Class B $, Class C $0.0650, Class
I $0.0970, Class T $
74U1/74U2
Class A 134, Class B , Class C 25, Class I 138,
Class T

74V1/74V2
Class A $11.41, Class B $, Class C $11.39, Class I
$11.41, Class T $
Series 33
72DD1/72DD2
Class A $8, Class B $, Class C $3, Class I $657,
Class T $
73A1/73A2
Class A $0.2500, Class B $, Class C $0.2100, Class
I $0.2600, Class T $
74U1/74U2
Class A 112, Class B , Class C 14, Class I 2,558,
Class T

74V1/74V2
Class A $10.28, Class B $, Class C $10.27, Class I
$10.27, Class T $





Series 34
72DD1/72DD2
Class A $-, Class B $, Class C $, Class I $9,
Class T $
73A1/73A2
Class A $0.0110, Class B $, Class C $, Class I
$0.0180, Class T $
74U1/74U2
Class A 39, Class B , Class C 23, Class I 519,
Class T

74V1/74V2
Class A $10.92, Class B $, Class C $10.89, Class I
$10.93, Class T $

Series     32
72DD1/72DD2
Class A $22, Class B $, Class C $2, Class I $411,
Class T $
73A1/73A2
Class A $0.1710, Class B $, Class C $0.1240, Class
I $0.1860, Class T $
74U1/74U2
Class A 136, Class B , Class C 23, Class I 2,921,
Class T

74V1/74V2
Class A $9.47, Class B $, Class C $9.39, Class I
$9.48, Class T $

Series     6
72DD1/72DD2
Class A $506, Class B $, Class C $102, Class I
$695, Class T $
73A1/73A2
Class A $0.1540, Class B $, Class C $0.1090, Class
I $0.1700, Class T $
74U1/74U2
Class A 3,553, Class B , Class C 1,030, Class I
4,705, Class T

74V1/74V2
Class A $13.73, Class B $, Class C $13.70, Class I
$13.74, Class T $

Series     22
72DD1/72DD2
Class A $224, Class B $, Class C $, Class I $143,
Class T $
73A1/73A2
Class A $0.0320, Class B $, Class C $, Class I
$0.0600, Class T $
74U1/74U2
Class A 7,263, Class B 97, Class C 252, Class I
2,576, Class T

74V1/74V2
Class A $10.86, Class B $9.67, Class C $9.61,
Class I $10.85, Class T $



Series     25
72DD1/72DD2
Class A $293, Class B $, Class C $50, Class I
$419, Class T $
73A1/73A2
Class A $0.7000, Class B $, Class C $0.6160, Class
I $0.7420, Class T $
74U1/74U2
Class A 540, Class B , Class C 131, Class I 920,
Class T

74V1/74V2
Class A $23.61, Class B $, Class C $23.33, Class I
$23.72, Class T $

Series     26
72DD1/72DD2
Class A $54, Class B $, Class C $, Class I $3,
Class T $
73A1/73A2
Class A $0.0910, Class B $, Class C $, Class I
$0.1250, Class T $
74U1/74U2
Class A 604, Class B , Class C 24, Class I 26,
Class T

74V1/74V2
Class A $15.94, Class B $, Class C $15.71, Class I
$15.99, Class T $

Series     27
72DD1/72DD2
Class A $58, Class B $, Class C $1, Class I $34,
Class T $
73A1/73A2
Class A $0.1170, Class B $, Class C $0.0550, Class
I $0.1380, Class T $
74U1/74U2
Class A 658, Class B , Class C 23, Class I 51,
Class T

74V1/74V2
Class A $15.43, Class B $, Class C $15.34, Class I
$15.46, Class T $

Series     28
72DD1/72DD2
Class A $2, Class B $, Class C $1, Class I $294,
Class T $
73A1/73A2
Class A $0.1200, Class B $, Class C $0.1010, Class
I $0.1270, Class T $
74U1/74U2
Class A 17, Class B , Class C 11, Class I 2,304,
Class T

74V1/74V2
Class A $11.72, Class B $, Class C $11.58, Class I
$11.67, Class T $



Series     23
72DD1/72DD2
Class A $406, Class B $, Class C $119, Class I
$2,099, Class T $
73A1/73A2
Class A $0.4940, Class B $, Class C $0.4710, Class
I $0.5000, Class T $
74U1/74U2
Class A 1,171, Class B , Class C 260, Class I
4,334, Class T

74V1/74V2
Class A $6.64, Class B $, Class C $6.62, Class I
$6.64, Class T $
Series 35
72DD1/72DD2
Class A $-, Class B $, Class C $, Class I $16,
Class T $
73A1/73A2
Class A $0.0240, Class B $, Class C $0.0010, Class
I $0.0320, Class T $
74U1/74U2
Class A 14, Class B , Class C 11, Class I 614,
Class T

74V1/74V2
Class A $11.82, Class B $, Class C $11.80, Class I
$11.83, Class T $
Series 38
72DD1/72DD2
Class A $1, Class B $, Class C $1, Class I $7,
Class T $
73A1/73A2
Class A $0.0820, Class B $, Class C $0.0800, Class
I $0.0830, Class T $
74U1/74U2
Class A 16, Class B , Class C 10, Class I 81,
Class T

74V1/74V2
Class A $11.12, Class B $, Class C $11.10, Class I
$11.13, Class T $
Series 39
72DD1/72DD2
Class A $-, Class B $, Class C $, Class I $3,
Class T $
73A1/73A2
Class A $0.0400, Class B $, Class C $0.0320, Class
I $0.0430, Class T $
74U1/74U2
Class A 15, Class B , Class C 10, Class I 80,
Class T

74V1/74V2
Class A $9.95, Class B $, Class C $9.93, Class I
$9.95, Class T $






Series 40
74U1/74U2
Class A 15, Class B , Class C 10, Class I 80,
Class T

74V1/74V2
Class A $10.47, Class B $, Class C $10.45, Class I
$10.48, Class T $




Page 1 of 14
EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS OPPORTUNITIES TRUST
File Number: 811-7455
Registrant CIK Number: 0001005020
March 31, 2013

Sub-Item 77Q3

Page 4 of 10
EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS OPPORTUNITIES TRUST
File Number: 811-7455
Registrant CIK Number: 0001005020
March 31, 2013

Sub-Item 77Q3

Page 6 of 10
EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS OPPORTUNITIES TRUST
File Number: 811-7455
Registrant CIK Number: 0001005020
March 31, 2013

Sub-Item 77Q3

Page 10 of 10
EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS OPPORTUNITIES TRUST
File Number: 811-7455
Registrant CIK Number: 0001005020
March 31, 2013

Sub-Item 77Q3

Page 12 of 12
EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS OPPORTUNITIES TRUST
File Number: 811-7455
Registrant CIK Number: 0001005020
March 31, 2013

Sub-Item 77Q3

Page 14 of 14